INVESTOR PRESENTATION: SECOND QUARTER 2025

Safe Harbor and Other Information 3 Company Overview 5 Q2 2025 Results 15 Appendix 22 2 TABLE OF CONTENTS

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation contains forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements, including, without limitation, statements regarding our third quarter and annual fiscal 2025 results, relate to our current assumptions, projections and expectations about our business and future events. Any such forward-looking statements involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company’s control. The inclusion of such information should not be regarded as a representation by the company, or any other person, that the objectives of the company will be achieved. Words such as “estimate,” “project,” “plan,” “goal,” “believe,” “expect,” “anticipate,” “intend,” “should,” “are confident,” “will,” “could,” “outlook,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise any forward-looking statements, including any financial targets, estimates, or performance outlooks whether as a result of new information, future events, or otherwise. Factors that may cause results to differ from those expressed in our forward-looking statements include, but are not limited to, the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2025, and in our subsequent reports and filings with the Securities and Exchange Commission, as well as the following factors: risks related to global trade policy, including the impact of the imposition or threat of imposition of new or increased tariffs by the United States or foreign governments, other changes to and continued uncertainties relating to trade policies and arrangements, or a global trade war; risks related to changes in global economic and financial conditions, including inflation, and the resulting impact on consumer spending and our operating results, financial condition, and expense management; risks related to global operations, including changes in the economic or political conditions where we sell or source our products; risks related to the geopolitical landscape and ongoing armed conflicts, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience and the impact of such conflicts or events on international trade, supplier delivery or increased freight costs; risks related to natural disasters and other unforeseen catastrophic events; risks related to our failure to engage our customers, anticipate customer demand, expectations, and changing fashion trends, and manage our inventory and product delivery; risks related to our failure to operate effectively in a highly competitive and constantly evolving industry; risks related to our ability to successfully invest in and execute on our customer, digital and omnichannel initiatives; risks related to our ability to execute on, and maintain the success of, our strategic and growth initiatives; risks related to fluctuations in foreign currency exchange rates; risks related to fluctuations in our tax obligations and effective tax rate, including as a result of earnings and losses generated from our global operations, may result in volatility in our results of operations; risks and uncertainty related to adverse public health developments; risks associated with climate change and other corporate responsibility issues; risks related to reputational harm to the company, its officers, and directors; risks related to actual or threatened litigation; risks related to cybersecurity threats and privacy or data security breaches, and the potential loss or disruption to our information systems, and uncertainties related to future legislation, regulatory reform, policy changes, or interpretive guidance on existing laws and regulations. OTHER INFORMATION As used in this presentation, references to “Americas” includes North America and South America, “EMEA” includes Europe, the Middle East and Africa and “APAC” includes the Asia-Pacific region, including Asia and Oceania. 3

4 REPORTING AND USE OF GAAP AND NON-GAAP MEASURES The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the Appendix to this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. Sub-totals and totals may not foot due to rounding. Net income and net income per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. The company believes that each of the non-GAAP financial measures presented are useful to investors as they provide a measure of the company’s operating performance excluding the effect of certain items which the company believes do not reflect its future operating outlook, therefore supplementing investors’ understanding of comparability of operations across periods. Management used these non-GAAP financial measures during the periods presented to assess the company’s performance and to develop expectations for future operating performance. Non-GAAP financial measures should be used supplementally to, and not as an alternative to, the company’s GAAP financial results, and may not be calculated in the same manner as similar measures presented by other companies. The company provides comparable sales, defined as the percentage year-over-year change in the aggregate of: (1) sales for stores that have been open as the same brand at least one year and whose square footage has not been expanded or reduced by more than 20% within the past year, with prior year’s net sales converted at the current year’s foreign currency exchange rate to remove the impact of foreign currency rate fluctuation, and (2) digital net sales with prior year’s net sales converted at the current year’s foreign currency exchange rate to remove the impact of foreign currency rate fluctuation. The company also provides certain financial information on a constant currency basis to enhance investors’ understanding of underlying business trends and operating performance, by removing the impact of foreign currency exchange rate fluctuations. The effect from foreign currency, calculated on a constant currency basis, is determined by applying current year average exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share effect from foreign currency is calculated using a 26% tax rate. In addition, the company provides EBITDA and Adjusted EBITDA as supplemental measures used by the company’s executive management to assess the company’s performance. We also believe these supplemental performance measures are meaningful information for investors and other interested parties to use in computing the company’s core financial performance over multiple periods and with other companies by excluding the impact of differences in tax jurisdictions, debt service levels and capital investment.

5 Abercrombie & Fitch Co. is a global, digitally-led, omnichannel apparel and accessories retailer catering to kids through millennials with assortments curated for their specific lifestyle needs Our corporate purpose of 'We are here for you on the journey to being and becoming who you are' fuels our customer-led brands and our global associates

COMPANY OVERVIEW 6 Built on a decade of transformation, and strengthening as we grow: • Two healthy, customer-driven brand families with distinct and large addressable markets; • Successful, regionally relevant brand playbooks, designed to attract, engage, retain, and scale long-term customer relationships; • Significant global growth opportunity leveraging leading capabilities in owned and operated channels, while pursuing new markets via franchise, wholesale, and licensing partnerships; • A strong omnichannel base, with a clean, highly profitable, and expanding store fleet, enhanced by a leading digital platform; • An agile “Read & React” inventory model to support customer demand and sustainable margins; • A durable balance sheet and consistent free cash flow profile, underpinned by a disciplined investment philosophy to maximize long-term value; • And, a strong culture driven by a winning, customer-obsessed team. OUR FOUNDATION

COMPANY OVERVIEW $127 $70 $(20) $343 $93 $485 $741 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 $3.6 $3.6 $3.1 $3.7 $3.7 $4.3 $4.9 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 STABILIZE & TRANSFORM STABILIZE & TRANSFORM SUSTAINABLE, PROFITABLE GROWTH WELL-BUILT FOUNDATION YIELDS STRONG RESULTS Net Sales (in $ billions) Operating Income (Loss) (in $ millions) COVID CLOSURE IMPACT OP MARGIN 15%11%3%9%(1%)2%4%Y/Y GROWTH 16%16%0%19%(14%)1%3% EXPECT 13.0% TO 13.5% MARGIN (1) EXPECT 5% TO 7% GROWTH (1) COVID CLOSURE IMPACT 7(1) Refer to FY 2025 outlook for further details.

COMPANY OVERVIEW 8

VOICE $1.46B $1.29B $1.56B $1.73B $2.20B $2.56B FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 60% 40% PRODUCT 278 CUSTOMER STORES DIGITAL +10% GROWTH CAGR POST GRAD LOVES TO TRAVEL FASHION OBSESSED DIGITALLY-LED TARGETING MILLENNIALS ~ ~ 9 GLOBAL NET SALES STORES GLOBALLY (FY 2024) NET SALES BY CHANNEL (FY 2024) EXPERIENCE NEW YORK DENIM EXPERIENCE NFL COLLECTION OFFICIAL FASHION PARTNER

LOLLAPALOOZA AFTERSHOWS $2.16B $1.83B $2.15B $1.96B $2.08B $2.39B FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 10 511 PRODUCT CUSTOMER VOICE 30% 70% STORES DIGITAL BACK TO GROWTH +15% Y/Y COMING INTO THEIR OWN COMFORT OBSESSED VALUE VERSATILITY FINANCIALLY RELIANT TARGETING GEN Z TEEN ~ ~ GLOBAL NET SALES NET SALES BY CHANNEL (FY 2024) STORES GLOBALLY (FY 2024) EXPERIENCE COLLEGIATE GRAPHICS SHOP

COMPANY OVERVIEW ALWAYS FORWARD PLAN 11 1 2 3 KEY OBJECTIVES: EXECUTE GLOBAL BRAND GROWTH ACCELERATE ENTERPRISE-WIDE DIGITAL REVOLUTION OPERATE WITH FINANCIAL DISCIPLINE

COMPANY OVERVIEW 12 1 PRODUCT GLOBAL BRAND GROWTH COLLECTIONS & EXTENSIONS • Graphics Licensing • Activewear • A&F Best Dressed Guest DIGITAL CUSTOMER ACQUISITION • Influencer Channel • Social Commerce (Instagram, TikTok, WeChat) • Affiliate Sales GEOGRAPHIC EXPANSION • Localized Physical/Digital Experiences • Fuel Regional Growth (Americas, EMEA, APAC) • New Channels (Franchise, Licensing, Wholesale) VOICE EXPERIENCE

COMPANY OVERVIEW 13 KNOW THEM – expansion and acceleration of investments in customer analytics to improve customer engagement • Lead with Personalization • Fast, Digital Product Testing • Real Estate Location Analytics WOW THEM – investments in people, systems, and processes to improve the end-to-end customer experience • Modernize Foundation (Retail ERP, Data Infrastructure) • Consistent Omnichannel experience (Digital and In-Store) • Powerful, Modern Loyalty Program ENTERPRISE-WIDE DIGITAL REVOLUTION2

COMPANY OVERVIEW (1) Reflected as a percent of net sales. 14 34.2% 15.0% SELLING EXPENSE (1) OPERATING INCOME (1) NET SALES (100%) FINANCIAL DISCIPLINE3 $3.7B 2022 39.5% 2.5% 2023 2024 $4.9B$4.3B 35.8% 11.3% AGILE COST STRUCTURE; SIGNIFICANT OPERATING MARGIN IMPROVEMENT WHILE INVESTING 15.2%GENERAL/ADMIN EXPENSE (1) 14.9% 15.9% 35.8%COST OF SALES (1) 43.1% 37.1% Cost of Sales improvement from 2022 on lower freight and raw material costs Net Sales growth across both units and average unit retail (AUR) on lower promotions Expense leverage from sales growth, net of inflation and investments in digital infrastructure, marketing SIGNIFICANT MARGIN EXPANSION

OPERATING MARGIN NET INCOME PER DILUTED SHARE GLOBAL SALES GROWTH FINANCIAL DISCIPLINE ABOVE OUTLOOK OF $2.10-$2.30 17.1% $2.91 Fran Horowitz, CEO Abercrombie & Fitch Co. 15 2025 +7%Y/Y NET SALES ABOVE OUTLOOK OF 12-13% $1.2B AMERICAS +8%Y/Y EMEA (1)%Y/Y APAC +12%Y/Y Q2 UPDATE (5)%Y/Y +19%Y/Y ADJUSTED (NON-GAAP) OPERATING MARGIN (1) ADJUSTED (NON-GAAP) NET INCOME PER SHARE (1) 13.9% $2.32 (1) Refer to Reconciliation of GAAP to Non-GAAP results in the Appendix for further details. "We delivered record second quarter net sales, exceeding our expectations. We entered the second half of 2025 on offense. We are increasing our full year net sales outlook, reflecting our strong positioning and growth trajectory, building on record 2024 results."

2025 Q2 RESULTS $33 $41 $41 $37 $37 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $901 $986 $1,320 $875 $974 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $200 $182 $224 $185 $197 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 16 Americas Net Sales (in $ millions) EMEA Net Sales (in $ millions) APAC Net Sales (in $ millions) (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. 2025 Q2 NET SALES RESULTS BY SEGMENT +8% Y/Y (1)% Y/Y +12% Y/Y QUARTERLY NET SALES GROWTH QUARTERLY COMPARABLE SALES GROWTH(1) 23% 14% 11% 7% 8% 15%16% 2% 12% (1)% 3% (4)%32% 5% 12% 18% 16% 15% 4% 5% 17% 13% 12% 6% (5)% 21% 16% 17% 2% 1%

2025 Q2 RESULTS $552 $579 $812 $549 $657 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $1,134 $1,209 $1,585 $1,097 $1,209 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $582 $630 $773 $548 $552 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 17 Total Company Net Sales (in $ millions) Abercrombie Brands Net Sales (in $ millions) Hollister Brands Net Sales (in $ millions) (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. 2025 Q2 NET SALES RESULTS BY BRAND +7% Y/Y (5)% Y/Y +19% Y/Y QUARTERLY NET SALES GROWTH QUARTERLY COMPARABLE SALES GROWTH(1) 21% 14% 9% 8% 7% 26% 15% 2% (4)% (5)% 17% 14% 16% 22% 19% 18% 16% 14% 4% 3% 21% 11% 5% (10)% (11)% 15% 21% 24% 23% 19%

2025 Q2 RESULTS • Q2 EPS exceeded outlook range driven by operating income, and reduction in weighted average shares outstanding from share repurchases • Excluding $0.59 tax-adjusted benefit of litigation settlement, adjusted EPS(1) of $2.32 also exceeded outlook range $2.50 $2.50 $3.57 $1.59 $2.91 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $176 $179 $256 $102 $207 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Net Income per Diluted ShareOperating Income (in $ millions) • Operating margin exceeded outlook range driven by litigation settlement, along with sales outperformance and related operating expense leverage • Excluding $39 million benefit of litigation settlement, adjusted operating income(1) of $168 million, 13.9% of sales also exceeded outlook range 2025 Q2 OPERATING INCOME/ NET INCOME PER DILUTED SHARE OPERATING MARGIN 16.2% 9.3%14.8% 17.1%15.5% ABOVE MARGIN OUTLOOK OF 12-13% ABOVE OUTLOOK $2.10 TO $2.30 18(1) Refer to Reconciliation of GAAP to Non-GAAP results in the Appendix for further details.

2025 FISCAL OUTLOOK


HELLCAT
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The following outlook replaces all previous full year guidance. For fiscal 2025, the company now expects:

FY 2025	CURRENT FULL YEAR OUTLOOK [1] [2]	PREVIOUS FULL YEAR OUTLOOK [3]
NET SALES	GROWTH IN THE RANGE OF 5% TO 7%	GROWTH IN THE RANGE OF 3% TO 6%
OPERATING MARGIN	IN THE RANGE OF 13.0% TO 13.5%	IN THE RANGE OF 12.5% TO 13.5%
EFFECTIVE TAX RATE [4]	AROUND 30%	AROUND 27%
NET INCOME PER DILUTED SHARE [5] [6]	IN THE RANGE OF $10.00 TO $10.50	IN THE RANGE OF $9.50 TO $10.50
SHARE REPURCHASES [6]	AROUND $400 MILLION	$400 MILLION
DILUTED WEIGHTED AVERAGE SHARES [5] [6]	AROUND 49 MILLION	AROUND 49 MILLION
CAPITAL EXPENDITURES	~$225 MILLION	~$200 MILLION
REAL ESTATE ACTIVITY (ALL APPROXIMATE)	~40 NET STORE OPENINGS	~20 NET STORE OPENINGS
	60 OPENINGS, 20 CLOSURES	60 OPENINGS, 40 CLOSURES
	40 REMODELS AND RIGHT-SIZES	60 REMODELS AND RIGHT-SIZES

Q3 2025	Q3 OUTLOOK [1]
NET SALES	GROWTH IN THE RANGE OF 5% TO 7%
OPERATING MARGIN	IN THE RANGE OF 11% TO 12%
EFFECTIVE TAX RATE [4]	AROUND 31%
NET INCOME PER DILUTED SHARE [5] [6]	IN THE RANGE OF $2.05 TO $2.25
SHARE REPURCHASES [6]	AT LEAST $50 MILLION
DILUTED WEIGHTED AVERAGE SHARES [5] [6]	AROUND 48 MILLION

(1) Includes the estimated impact from the tariffs on goods imported into the United States in accordance with trade policies as of August 25, 2025, including 20% for Vietnam, 19% for Cambodia, 50% for India, 30% for China, and a 10% tariff on all other global imports. This excludes any other potential future trade policy changes imposed by the United States or other countries. Net of planned mitigation efforts, the full year outlook assumes approximately $90 million of tariff expense, or 170 basis points as a percent of net sales.

(2) The current full year outlook includes $39 million net benefit on a pre-tax basis, or $29 million on a tax-adjusted basis, from a litigation settlement.

(3) Released May 28, 2025.

(4) The current outlook for effective tax rate is sensitive to the jurisdictional mix and level of income and does not include the impact of potential future tax policy or legislative changes.

(5) The current outlook for net income per diluted share and diluted weighted average shares includes the anticipated impact to shares outstanding from potential share repurchase activity in fiscal 2025.

(6) The timing and amount of any such repurchases will be determined based on an evaluation of market conditions, the company's share price, legal requirements, and other factors.

A&F Co. | OUTLOOK
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2025 Q2 RESULTS CASH & EQUIVALENTS • $573M as compared to $738M last year MARKETABLE SECURITIES • Current investments of $31M, compared to $116M at February 1, 2025, due to $85M of maturities INVENTORIES • $593M, up 10% from last year • Units up 7% and tariff actions contributed approx. 1% to cost SHORT-TERM BORROWINGS • No borrowings outstanding under the company's senior secured revolving credit facility ("ABL Facility") • $450M of borrowing available under ABL Facility as of August 2, 2025 GROSS LONG-TERM BORROWINGS • No borrowings outstanding; all remaining outstanding 8.75% Senior Secured Notes, due in July 2025, were redeemed in the second quarter of 2024 TOTAL LIQUIDITY (1) • $1.0B as compared to $1.2B last year $738M $683M $773M $511M $573M Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 (1) Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. 20 Cash and Equivalents 2025 Q2 FINANCIAL POSITION INCLUDES IMPACT OF ~$50M IN SHARE REPURCHASES

APPENDIX SHARE REPURCHASES (1) (in thousands, except for average cost) NUMBER OF SHARES AVERAGE COST TOTAL COST (2) ENDING SHARES OUTSTANDING FY 2022 4,770 $26.37 $125,775 49,002 FY 2023 — $— $— 50,500 FY 2024 1,616 $142.21 $229,807 49,735 YTD 2025 3,249 $76.94 $249,951 47,067 21 (1) As part of publicly announced plans or programs. (2) Excludes commissions and excise tax. SHARE REPURCHASES Since the start of 2022, the Company has repurchased approximately 10 million shares for approximately $606 million. The Company has $1.1 billion remaining under its current share repurchase authorization, announced in March 2025.

22 APPENDIX

2025 Q2 NET SALES GROWTH AND COMPARABLE SALES GROWTH HISTORY BY REGION

NET SALES GROWTH

	Americas					EMEA					APAC				
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
2025	7%	8%				12%	(1)%				5%	12%			
2024	23%	23%	14%	11%	17%	19%	16%	15%	2%	12%	10%	3%	32%	(4)%	9%
2023 [3]		19%	22%	23%	18%		4%	14%	13%	4%		18%	13%	21%	16%

COMPARABLE SALES GROWTH [1] [2]

	Americas					EMEA					APAC				
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
2025	4%	5%				6%	(5)%				2%	1%			
2024	21%	18%	16%	15%	17%	23%	17%	13%	12%	16%	22%	21%	16%	17%	19%
2023 [3]		14%	16%	17%	13%		6%	15%	10%	7%		26%	32%	21%	26%

(1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion.

(2) The Company did not provide comparable sales results for fiscal 2020, fiscal 2021 or fiscal 2022 due to temporary store closures as a result of COVID-19.

(3) During the second quarter of Fiscal 2023, the Company reorganized its structure and now manages its business on a geographic basis, consisting of three reportable segments: Americas; Europe, the Middle East and Africa (EMEA); and Asia-Pacific (APAC). Corporate functions and other income and expenses are evaluated on a consolidated basis and are not allocated to the Company's segments, and therefore are included as a reconciling item between segment and total operating income (loss).

A&F Co. | APPENDIX

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APPENDIX 24 (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. The Company did not provide comparable sales results for fiscal 2020, fiscal 2021 or fiscal 2022 due to temporary store closures as a result of COVID-19. Total Abercrombie Brands Hollister Brands NET SALES GROWTH Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY 2025 8% 7% (4)% (5)% 22% 19% 2024 22% 21% 14% 9% 16% 31% 26% 15% 2% 16% 12% 17% 14% 16% 15% 2023 3% 16% 20% 21% 16% 14% 26% 30% 35% 27% (7)% 8% 11% 9% 6% 2022 4% (7)% (3)% 3% 0% 13% 5% 10% 14% 11% (3)% (15)% (12)% (4)% (9)% 2021 61% 24% 10% 4% 19% 60% 30% 12% 6% 21% 62% 20% 10% 2% 17% 2020 (34)% (17)% (5)% (5)% (14)% (30)% (20)% (2)% (2)% (12)% (36)% (15)% (7)% (8)% (15)% 2019 0% 0% 0% 3% 1% (1)% (2)% 1% 7% 2% 1% 1% 0% 0% 0% Total Abercrombie Brands Hollister Brands COMPARABLE SALES GROWTH (1) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY 2025 4% 3% (10)% (11)% 23% 19% 2024 21% 18% 16% 14% 17% 29% 21% 11% 5% 15% 13% 15% 21% 24% 19% 2023 3% 13% 16% 16% 13% 14% 23% 26% 28% 23% (6)% 5% 7% 6% 4% 2025 Q2 NET SALES GROWTH AND COMPARABLE SALES GROWTH HISTORY BY BRAND

APPENDIX FY 2023 FY 2024 FY 2025 BRAND Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 ABERCROMBIE BRANDS 233 233 239 247 246 255 267 278 281 292 HOLLISTER BRANDS 525 526 526 518 507 502 506 511 512 515 TOTAL STORES 758 759 765 765 753 757 773 789 793 807 FY 2023 FY 2024 FY 2024 REGION Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 AMERICAS 569 573 578 578 572 577 589 600 605 614 EMEA 141 139 139 137 134 133 133 133 133 135 APAC 48 47 48 50 47 47 51 56 55 58 TOTAL STORES 758 759 765 765 753 757 773 789 793 807 — — 25 2025 Q2 OWNED AND OPERATED STORE COUNT (1) (1) This store count excludes temporary and international franchise stores.

APPENDIX 2025 Q2 INCOME STATEMENT (1) Exclusive of depreciation and amortization. Thirteen Weeks Ended GAAP (in thousands) Q2 2025 % OF NET SALES Q2 2024 % OF NET SALES NET SALES $1,208,560 100.0% $1,133,974 100.0% COST OF SALES (1) 451,590 37.4% 397,712 35.1% OPERATING EXPENSE 550,681 45.6% 560,704 49.4% OTHER OPERATING INCOME, NET (369) 0.0% (67) 0.0% OPERATING INCOME 206,658 17.1% 175,625 15.5% INTEREST INCOME, NET (2,474) (0.2)% (5,203) (0.5)% INCOME BEFORE INCOME TAXES 209,132 17.3% 180,828 15.9% INCOME TAX EXPENSE 65,744 5.4% 45,449 4.0% NET INCOME $143,388 11.9% $135,379 11.9% LESS: NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS $2,005 0.2% $2,211 0.2% NET INCOME PER SHARE ATTRIBUTABLE TO A&F $141,383 11.7% $133,168 11.7% BASIC $2.97 $2.60 DILUTED $2.91 $2.50 WEIGHTED-AVERAGE SHARES BASIC 47,550 51,246 DILUTED 48,551 53,279 26

APPENDIX 2025 YTD INCOME STATEMENT (1) Exclusive of depreciation and amortization. Twenty-Six Weeks Ended GAAP (in thousands) YTD 2025 % OF NET SALES YTD 2024 % OF NET SALES NET SALES $2,305,871 100.0% $2,154,704 100.0% COST OF SALES (1) 868,723 37.7% 740,985 34.4% OPERATING EXPENSE 1,125,543 48.8% 1,110,270 51.5% OTHER OPERATING INCOME, NET 3,414 0.1% (2,025) (0.1)% OPERATING INCOME 308,191 13.4% 305,474 14.2% INTEREST INCOME, NET (9,257) (0.4)% (10,226) (0.5)% INCOME BEFORE INCOME TAXES 317,448 13.8% 315,700 14.7% INCOME TAX EXPENSE 92,321 4.0% 65,243 3.0% NET INCOME $225,127 9.8% $250,457 11.6% LESS: NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS $3,331 0.1% 3,439 0.2% NET INCOME PER SHARE ATTRIBUTABLE TO A&F $221,796 9.6% $247,018 11.5% BASIC $4.58 $4.84 DILUTED $4.47 $4.64 WEIGHTED-AVERAGE SHARES BASIC 48,382 51,069 DILUTED 49,592 53,277 27

APPENDIX (in thousands) AUGUST 2, 2025 FEBRUARY 1, 2025 AUGUST 3, 2024 CASH AND EQUIVALENTS $572,730 $772,727 $738,402 MARKETABLE SECURITIES 30,795 116,221 15,014 RECEIVABLES 174,000 105,324 115,077 INVENTORIES 592,966 575,005 539,759 OTHER CURRENT ASSETS 118,624 104,154 108,401 TOTAL CURRENT ASSETS $1,489,115 $1,673,431 $1,516,653 PROPERTY AND EQUIPMENT, NET 638,590 575,773 552,453 OPERATING LEASE RIGHT-OF-USE ASSETS 933,559 803,121 746,788 OTHER ASSETS 240,677 247,562 233,664 TOTAL ASSETS $3,301,941 $3,299,887 $3,049,558 ACCOUNTS PAYABLE $368,051 $364,532 $406,756 ACCRUED EXPENSES 429,616 504,922 422,484 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 223,020 211,600 202,840 INCOME TAXES PAYABLE 17,354 45,890 19,576 TOTAL CURRENT LIABILITIES $1,038,041 $1,126,944 $1,051,656 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 876,461 740,013 688,006 OTHER LIABILITIES 80,235 81,607 88,746 TOTAL LONG-TERM LIABILITIES $956,696 $821,620 $776,752 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 1,292,255 1,335,628 1,206,526 NONCONTROLLING INTEREST 14,949 15,695 14,624 TOTAL STOCKHOLDERS' EQUITY $1,307,204 $1,351,323 $1,221,150 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $3,301,941 $3,299,887 $3,049,558 28 BALANCE SHEET

APPENDIX YEAR TO DATE PERIOD ENDED (in thousands) AUGUST 2, 2025 AUGUST 3, 2024 NET CASH PROVIDED BY OPERATING ACTIVITIES $112,893 $260,119 PURCHASES OF MARKETABLE SECURITIES — (15,000) PROCEEDS FROM MATURITIES OF MARKETABLE SECURITIES 85,000 — PURCHASES OF PROPERTY AND EQUIPMENT (116,943) (81,649) NET CASH USED FOR INVESTING ACTIVITIES $(31,943) $(96,649) REPURCHASE/REDEMPTION OF SENIOR SECURED NOTES — (223,331) PAYMENT OF DEBT ISSUANCE COSTS AND FEES — (2,716) PURCHASES OF COMMON STOCK (251,223) (30,000) ACQUISITION OF COMMON STOCK FOR TAX WITHHOLDING OBLIGATIONS (34,830) (67,225) OTHER FINANCING ACTIVITIES (4,660) (3,689) NET CASH USED FOR FINANCING ACTIVITIES $(290,713) $(326,961) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH 9,700 101 NET DECREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(200,063) $(163,390) CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $780,395 $909,685 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $580,332 $746,295 STATEMENT OF CASH FLOWS 29

APPENDIX (in thousands) Q2 2025 GAAP (1) % OF NET SALES EXCLUDED ITEM (2) ADJUSTED NON-GAAP % OF NET SALES LITIGATION SETTLEMENT $(38,574) $(38,574) OPERATING INCOME 206,658 17.1% 38,574 168,084 13.9% INCOME BEFORE INCOME TAXES 209,132 17.3% 38,574 170,558 14.1% INCOME TAX EXPENSE (3) 65,744 5.4% 9,949 55,795 4.6% NET INCOME ATTRIBUTABLE TO A&F 141,383 11.7% 28,625 $112,758 9.3% NET INCOME PER DILUTED SHARE ATTRIBUTABLE TO A&F $2.91 $0.59 $2.32 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 48,551 48,551 RECONCILIATION OF GAAP TO NON-GAAP RESULTS 30 STATEMENT OF OPERATIONS (1) “GAAP” refers to accounting principles generally accepted in the United States of America. (2) Excluded item consists of a favorable settlement, net of legal fees, of payment card interchange fee litigation (3) The tax effect of excluded items is the difference between the tax provision calculated on a GAAP basis and an adjusted non-GAAP basis.

APPENDIX (1) “GAAP” refers to accounting principles generally accepted in the United States of America. (2) Excluded item consists of a favorable settlement, net of legal fees, of payment card interchange fee litigation (3) The tax effect of excluded items is the difference between the tax provision calculated on a GAAP basis and an adjusted non-GAAP basis. (in thousands) YTD 2025 GAAP (1) % OF NET SALES EXCLUDED ITEM (2) ADJUSTED NON-GAAP % OF NET SALES LITIGATION SETTLEMENT $(38,574) $(38,574) OPERATING INCOME 308,191 13.4% 38,574 269,617 11.7% INCOME BEFORE INCOME TAXES 317,448 13.8% 38,574 278,874 12.1% INCOME TAX EXPENSE (3) 92,321 4.0% 9,949 82,372 3.6% NET INCOME ATTRIBUTABLE TO A&F 221,796 9.6% 28,625 $193,171 8.4% NET INCOME PER DILUTED SHARE ATTRIBUTABLE TO A&F $4.47 $0.58 $3.99 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 49,592 49,592 RECONCILIATION OF GAAP TO NON-GAAP RESULTS 31 STATEMENT OF OPERATIONS

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

STATEMENT OF OPERATIONS

NET SALES	Q2 2025	Q2 2024	Δ %
GAAP [1]	$1,208,560	$1,133,974	7%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [2]	—	10,707	(1)%
NON-GAAP CONSTANT CURRENCY BASIS	$1,208,560	$1,144,681	6%
OPERATING INCOME	**Q2 2025**	**Q2 2024**	**Δ BPS [4]**
GAAP	$206,658	$175,625	160
EXCLUDED ITEM [3]	38,574	—	320
ADJUSTED NON-GAAP	$168,084	$175,625	(160)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [2]	—	2,272	0
NON-GAAP CONSTANT CURRENCY BASIS	$168,084	$177,897	(160)
NET INCOME PER DILUTED SHARE	**Q2 2025**	**Q2 2024**	**Δ $**
GAAP	$2.91	$2.50	$0.41
EXCLUDED ITEMS, NET OF TAX [4]	0.59	—	0.59
ADJUSTED NON-GAAP	$2.32	$2.50	$(0.18)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [2]	—	0.03	(0.03)
NON-GAAP CONSTANT CURRENCY BASIS	$2.32	$2.53	$(0.21)

(1) "GAAP" refers to accounting principles generally accepted in the United States of America.
(2) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(3) Excluded item consists of a favorable settlement, net of legal fees, of payment card interchange fee litigation.
(4) The estimated basis point impact has been rounded based on the percentage change.



A&F Co. | APPENDIX

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